S E P T E M B E R 2 0 2 4 Continuing our transformation.

Through a combination of application knowledge, design, materials technology, and advanced manufacturing, we deliver superior solutions for demanding applications. Creating High Performance Electronics for Tomorrow's Technology 2 $560M 2023 Pro Forma Revenue* 4,500 Employees 21% 2023 Pro Forma Adjusted EBITDA Margin* 11 Countries with Operations W H O W E A R E 2 Operating Segments * 2023 Pro Forma Revenue and 2023 Pro Forma Adjusted EBITDA Margin represent 2023 results excluding our Consumer MEMS Microphones segment and including the actual full year results for Cornell Dubilier. 2023 Pro Forma Revenue and 2023 Pro Form Adjusted EBITDA do not include all required accounting adjustments associated with the disposition of the Consumer MEMS Microphones business. For these pro forma and Non-GAAP financial measures see the Appendix for a GAAP to non-GAAP reconciliation.

knowles

Transforming Our Business to Yield Higher Growth and Higher Margins

- In September 2024, Knowles signed a definitive agreement to sell its Consumer MEMS Microphones ("CMM") business
- Knowles: high-reliability, high-performance industrial technology company



2017 - 2023
Revenue CAGR
(%)
6.4
+720
bps
-0.8
With CMM
Without CMM(b)
2023 Actual
Non-GAAP Gross Margin(a)
(%)
45.9
40.3
+560
bps
With CMM
Without CMM(b)
2023 Actual
Adjusted EBITDA Margin(a)
(%)
23.4
19.6
+380
bps
With CMM
Without CMM(b)

(a) For this Non-GAAP financial measure see the Appendix for the GAAP to non-GAAP reconciliation.
(b) These pro forma results do not include all required accounting adjustments associated with the disposition of Consumer MEMS Microphones business.

TRANSACTION RESULTS

3

Industrial / Other 23% Defense 21% 4 M A R K E T M IX 50K+ Customers Diversified Across Attractive End Markets 2023 Market Mix*Electrification / Energy 4% MedTech 52% $235M Revenue $93M Revenue $105M Revenue $18M Revenue Includes three major markets: MRI, Implantables, and Hearing Health * 2023 Market Mix depicts only our Precision Devices and MedTech & Specialty Audio segments based on actual results as reported in our 2023 Form 10-K.

knowles

High Reliability.
High Performance.
High Margins.

Precision Devices

- Superior ceramics know-how
- Thin film expertise
- Customized solutions

MedTech & Specialty Audio

- Best audio
- Smallest size
- Lowest power

High Performance Capacitors



RF / Microwave Filters



Hearing Health Solutions

Microphones, BA Speakers



PRODUCT OFFERING

5

OPERATING SEGMENTS

knowles

Precision Devices

Delivering specialty high-performance components across a broad range of applications.

$221M
2023 Revenue

22%
2023 Adjusted EBITDA Margins*

Key Applications

Defense Radar & Communications



Implantables



Medical Imaging



Electric Vehicles



MedTech & Specialty Audio

Delivering the highest performing solutions to address hearing loss.

$230M
2023 Revenue

42%
2023 Adjusted EBITDA Margins*

Hearing Aid



In Ear Monitor



Communications



True Wireless



* For this Non-GAAP financial measure see the Appendix for the GAAP to non-GAAP reconciliation.

These results do not include all required accounting adjustments associated with the disposition of the Consumer MEMS Microphones business.

6

• Proven ability to deliver strong cash flow driven by Mid-Single Digit revenue growth with expanding margins • Strong balance sheet supports growth and capital returns to shareholders • Liquidity of $300M+ to support acquisition growth – demonstrated capabilities to acquire and integrate • Expect to maintain net Leverage Ratio below 2.75x • Anticipated capital investments of 3-5% of revenues to support new business and product innovation Capital Allocation to Drive Shareholder Value 7 C A P IT A L A L L O C A T IO N Leverage Ratio represents the ratio of Consolidated Total Indebtedness to Consolidated EBITDA, as those terms are defined in our Revolving Credit Facility.

Appendix 8

Q3 2024 GAAP earnings per share from continuing operations are expected to include approximately $0.06 per share in stock-based compensation expense, $0.04 per share in intangibles amortization expense, and $0.02 per share in acquisition related costs, and $0.02 from differences related to the GAAP effective tax rate. These items are excluded from non-GAAP results. Q3 2024 Net cash provided by operating activities is expected to include $5 million of cash provided by discontinued operations. Q3 2024 Guidance and Q4 Revenue Outlook* 9 GAAP Adjustments Non-GAAP Revenues $139 to $143 million — $139 to $143 million Diluted earnings per share $0.10 to $0.14 $0.14 $0.24 to $0.28 Net cash provided by operating activities $35 to $45 million — $35 to $45 million A P P E N D IX Q4 2024 revenue from continuing operations is expected to be in the range of $140 to $150 million. * Knowles is updating its third quarter 2024 guidance to reflect the anticipated sale of the CMM business. Operating results for the CMM segment will be reported as discontinued operations beginning in the third quarter of 2024.

Strategically Restructured for Greater Returns 10 S U M M A R Y 2 CMM transaction changes the mix of our end markets eliminating consumer mobile market, transforming our business to yield higher growth and higher margins 3 Well positioned to drive shareholder value and support acquisition growth through capital allocation strategy 4 Investor forum anticipated after close 1 Knowles continues its transformation into a premier industrial technology company

Pro Forma Financials 11 A P P E N D IX Knowles Corporation Year Ended December 31, 2023 Consolidated Revenues Reconciliation Revenues $ 707.6 (-) Revenues from CMM (256.2) Revenues excluding CMM 451.4 + Revenues from Cornell Dubilier prior to acquisition 108.4 Pro forma revenues excluding CMM $ 559.8 (in millions, except per share amounts) (unaudited) Knowles Corporations Consolidated Non-GAAP Gross Margin Reconciliation Gross profit $ 283.4 Gross profit margin 40.1% Non-GAAP reconciling adjustments 2.0 Non-GAAP gross profit 285.4 Non-GAAP gross profit margin 40.3% (-) Gross profit from CMM (80.0) Gross profit excluding CMM $ 203.4 Gross profit margin excluding CMM 45.1% Non-GAAP reconciling adjustments excluding CMM 3.9 Non-GAAP gross profit excluding CMM $ 207.3 Non-GAAP gross profit margin excluding CMM 45.9%

Pro Forma Financials 12 A P P E N D IX Knowles Corporation Year Ended December 31, 2023 Consolidated Adjusted EBITDA Reconciliation Operating earnings $ 51.1 Other expense, net 0.7 Earnings before interest and income taxes 50.4 Non-GAAP reconciling adjustments 55.4 Depreciation expense 33.0 Adjusted earnings before interest, income taxes, depreciation, and amortization ("EBITDA") $ 138.8 Adjusted EBITDA margin 19.6% (in millions, except per share amounts) (unaudited) Precision Devices Consolidated Adjusted EBITDA Reconciliation Operating earnings $ 25.3 Other expense, net 0.3 Earnings before interest and income taxes 25.0 Non-GAAP reconciling adjustments 15.5 Depreciation expense 8.3 Adjusted EBITDA $ 48.8 Adjusted EBITDA margin 22.0% MedTech & Specialty Audio Consolidated Adjusted EBITDA Reconciliation Operating earnings $ 85.2 Other expense, net — Earnings before interest and income taxes 85.2 Non-GAAP reconciling adjustments 3.5 Depreciation expense 8.2 Adjusted EBITDA $ 96.9 Adjusted EBITDA margin 42.1%

Pro Forma Financials 13 A P P E N D IX Consumer MEMS Microphones (CMM) Year Ended December 31, 2023 Consolidated Adjusted EBITDA Reconciliation Operating earnings $ 9.0 Other expense, net — Earnings before interest and income taxes 9.0 Non-GAAP reconciling adjustments 9.9 Depreciation expense 14.3 Adjusted EBITDA $ 33.2 Adjusted EBITDA margin 13.0% (in millions, except per share amounts) (unaudited) Knowles Corporation excluding CMM Adjusted EBITDA Reconciliation Consolidated Adjusted EBITDA $ 138.8 (-) CMM Adjusted EBITDA (33.2) Adjusted EBITDA excluding CMM $ 105.6 Adjusted EBITDA margin excluding CMM 23.4% Knowles Corporation Pro Forma Adjusted EBITDA Adjusted EBITDA excluding CMM $ 105.6 Cornell Dubilier Adjusted EBITDA prior to acquisition 11.3 Pro forma Adjusted EBITDA excluding CMM $ 116.9 Pro forma Adjusted EBITDA margin excluding CMM 20.9%

For additional information, please contact: Sarah Cook Vice President, Investor Relations investorrelations@knowles.com